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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

      Pursuant to Section13 or15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest reported event): January 11, 2008


                             IVOICE TECHNOLOGY, INC.
             (Exact name of registrant as specified in its chapter)


 NEW JERSEY                       333-120490                     20-1862731
 (State of                       (Commission                  (I.R.S. Employer
organization)                    File Number)                Identification No.)


      750 HIGHWAY 34, MATAWAN, NJ                                    07747
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code: (732) 441-7700
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

See Item 5.03 herein.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On January 11, 2008, the Treasurer of the State of New Jersey accepted an Amendment to the Certificate of Incorporation of iVoice Technology, Inc. (the "Amendment"). This Amendment authorized and provided the designation of preferences for one thousand (1,000) Series A 10% Secured Convertible Preferred Stock shares. The Amendment is attached herein as Exhibit 3.1 to Item 9.01 of this Report.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

   (d) Exhibits

   3.1    Amendment to the Certificate of Incorporation dated January 11, 2008.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IVOICE TECHNOLOGY, INC.

Date: January 22, 2008                 By: /s/ Jerome Mahoney
                                           ------------------
                                           Jerome Mahoney
                                           President and Chief Executive Officer


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                                INDEX OF EXHIBITS

3.1   Amendment to the Certificate of Incorporation dated January 11, 2008.